COSTS AND EXPENSES BY NATURE - Schedule of financial income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Material income and expense [abstract]
Financial claims	$ 0	$ 0	$ 491,326
Gains resulting from the settlement of Chapter 11 claims	0	0	420,436
Finance lease rate change effect	0	0	49,824
Other miscellaneous income	142,411	125,356	90,709
Total	$ 142,411	$ 125,356	$ 1,052,295